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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                             EDISON MISSION ENERGY

   This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Edison Mission Energy (the "Company") made pursuant to the
Prospectus, dated        , 2001 (the "Prospectus"), if certificates for the
outstanding 9.875% Senior Notes due April 15, 2011 of the Company (the "Original Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach United States Trust Company of New York, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

      Delivery To: United States Trust Company of New York, Exchange Agent

          By Hand Before 4:30 p.m.:             By Registered or Certified Mail:
   United States Trust Company of New York  United States Trust Company of New York
               30 Broad Street                           P.O. Box 112
                   B-Level                           Bowling Green Station
             New York, NY 10004                       New York, NY 10274
                                              Attention: Corporate Trust Services

                      By Hand or Overnight Delivery after
                       4:30 p.m. on the Expiration Date:
                    United States Trust Company of New York
                          30 Broad Street, 14th Floor
                               New York, NY 10004
                             For Information Call:
                                 (800) 548-6565

                           By Facsimile Transmission
                       (for Eligible Institutions only):
                                 (212) 422-0183
                          Attention: Customer Service
                             Confirm by Telephone:
                                 (800) 548-6565

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.
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 Ladies and Gentlemen:

   Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer-- Guaranteed Delivery Procedures" section of the Prospectus.

   Must be signed by the holder(s) of Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

 Principal Amount of Original Notes Tendered:*

 $ _________________________________________________________________________

 Certificate Nos. (if available): __________________________________________

 If Original Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.


 ___________________________________________________________________________

 Total Principal Amount Represented by Original Notes Certificate(s):

 $ _________________________________________________________________________

 Account Number ____________________________________________________________
 * Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.


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                                PLEASE SIGN HERE



 Principal Amount at Maturity of            Total Principal Amount at
 Original Notes Tendered:* _______          Maturity Represented by Original
                                            Notes Certificate(s):
 _________________________________
                                            $ _______________________________
 Certificate Nos. (if
 available): ____________________           Account Number __________________

 If Original Notes will be                  X _______________________________
 delivered by book-entry transfer
 to the Depository Trust Company,           X _______________________________
 provide account number.                    Signature(s) of Owner(s) or
                                            Authorized Signatory
 X _______________________________
                                            Date ____________________________
 X _______________________________
                                            Area Code and Telephone Number:
 Signature(s) of Owner(s) or
 Authorized Signatory                       _________________________________

 Date ____________________________          Please Print Name(s) and
                                            Address(es)
 Area Code and Telephone Number:
                                            Name(s): ________________________
 _________________________________
                                            _________________________________
 Please Print Name(s) and
 Address(es)                                _________________________________

 Name(s): ________________________          Capacity: _______________________

 _________________________________          _________________________________

 _________________________________          Address(es): ____________________

 Capacity: _______________________          _________________________________

 _________________________________          _________________________________

 Address(es): ____________________

 _________________________________

 _________________________________



   ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

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                                   GUARANTEE
                   (Not to be Used for Signature Guarantees)

    The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

 ___________________________________________________________________________
                                Name of Firm

 ___________________________________________________________________________
                            Authorized Signature

 ___________________________________________________________________________
                                    Title

 Name: _____________________________________________________________________
                             (Please Type or Print)

 ___________________________________________________________________________
                                   Address

 ___________________________________________________________________________
                                  Zip Code

 Area Code and Tel. No. ____________________________________________________

 Dated: ____________________________________________________________________

 NOTE: DO NOT SEND THE ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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